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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 21, 2003
                        (Date of earliest event reported)


                             NATIONAL-OILWELL, INC.

             (Exact name of registrant as specified in its charter)


                                FILE NO. 1-12317
                            (Commission File Number)


              DELAWARE                                    76-0475815
      (State of incorporation)                         (I.R.S. Employer
                                                    Identification Number)

        10000 RICHMOND AVENUE                             77042-4200
           HOUSTON, TEXAS                                 (Zip Code)
        (Address of principal
         executive offices)


           Registrant's telephone, including area code: (713) 346-7500


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ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

(a)     Financial statements of business acquired

        Not applicable

(b)     Pro forma financial information

        Not applicable

(c)     Exhibits

        99.1 Notice to Directors and Executive Officers of National-Oilwell, Inc., dated August 21, 2003.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
         PLANS

On August 19, 2003 National-Oilwell, Inc. (the "Company") received notice from the National-Oilwell, L.P. Benefit Plan Administrative Committee regarding a blackout period, as defined by Rule 100(b) of Regulation BTR. The notice required by Rule 104 of Regulation BTR was provided to directors and executive officers by the Company on August 21, 2003 and is attached hereto as Exhibit
99.1. The foregoing description is qualified by reference to such exhibit.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               NATIONAL-OILWELL, INC.


Date: August 21, 2003          /s/ Steven W. Krablin
                               ---------------------
                               Steven W. Krablin
                               Senior Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
-----------      -----------
99.1             Notice to Directors and Executive Officers of National-Oilwell,
                 Inc. dated August 21, 2003.